UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
September 28, 2006
Date of Report (Date of earliest event reported)
IDS Managed Futures II, L.P.
(Exact name of registrant as specified in its charter)

Delaware	000-17443	06-1207252

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.

30 South Wacker Drive, Suite 1603	60606

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (312) 456-6462
550 W. Jackson Boulevard, Suite 1300, Chicago, IL 60661

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Change in Registrant’s Certifying Accountant.
     Effective as of September 26, 2006, IDS Managed Futures II, L.P. (the “Registrant”) has engaged the firm of CF & Co., LLP (the “New Auditor”) to act as its independent auditor for the fiscal year ending December 31, 2005.
     On February 9, 2006, the Registrant received notification that the firm of KPMG LLP (“KPMG”) had resigned as the Registrant’s independent accountants and that the client-auditor relationship between the Registrant and KPMG had ceased, effective immediately.
     In connection with the audits of the two fiscal years ended December 31, 2004 and 2003 and the subsequent interim period through February 9, 2006, there were no disagreements between the Registrant and KPMG on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of KPMG, would have been referred to in their reports. KPMG’s reports on the Registrant’s financial statements for the years ended December 31, 2004 and 2003 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. In addition, in connection with the audits of the two fiscal years ended December 31, 2004 and 2003 and the subsequent interim period through February 9, 2006, there were no reportable events (as defined in Item 304(a)(1)(v) of Securities and Exchange Commission Regulation S-K).
     During the two most recent fiscal years and the interim period preceding the appointment of the New Auditor, the Registrant has not consulted the New Auditor regarding either (i) the application of the accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant’s financial statements, and neither a written report nor advice was provided to the Registrant that the New Auditor concluded was an important factor considered by the Registrant in reaching a decision as to the accounting of financial reporting issue; or (ii) any matter that was either the subject of a disagreement or a reportable event (as defined in Item 304(a)(1)(v) of Securities and Exchange Commission Regulation S-K). The Registrant has authorized and requested KPMG to respond fully to the inquiries of the New Auditor regarding the matters above.
     The Registrant provided KPMG with a copy of the disclosures it made under Item 4.01 of its Form 8-K dated February 9, 2006, regarding KPMG’s resignation, in response to Item 304(a) of Regulation S-K. The Registrant requested that KPMG furnish the Registrant with a letter addressed to the Commission stating whether it agrees with the statements made by the Registrant. The Registrant has annexed such letter hereto as Exhibit 16.1.

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
     Effective on August 4, 2006, Mr. Richard C. Butt resigned from his position as President and Director of Refco Commodity Management, Inc. (“RCMI”), co-General Partner of the Registrant.
     The Board of Directors of RCMI has approved the appointments of Mr. Robert Shapiro as the new President of RCMI and Ms. Annette Cazenave as Senior Vice-President, Secretary and Treasurer, effective as of August 4, 2006.

Item 9.01	Financial Statements and Exhibits.
     (d) Exhibits.
          The following exhibit is filed as part of this report:

Exhibit
Number	Description

16.1	Letter from KPMG LLP, dated February 15, 2006
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IDS MANAGED FUTURES II, L.P.
	By:	Refco Commodity Management, Inc.
its co-General Partner

Date: September 28, 2006	By:	/s/ Robert Shapiro
		Name:	Robert Shapiro
		Title:	President

EXHIBIT INDEX

Exhibit
Number	Description

16.1	Letter from KPMG LLP, dated February 15, 2006